SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 6, 2003

                          PEDIATRIX MEDICAL GROUP, INC.

             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

                     0-26762                   65-0271219
          (Commission File Number) (I.R.S. employer identification no.)

                              1301 CONCORD TERRACE
                           SUNRISE, FLORIDA 33323-2825
          (Address of principal executive offices, including zip code)

                                 (954) 384-0175
             (Telephone number, including area code, of Registrant)

ITEM 9.   REGULATION FD DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL
          CONDITION

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On May 6, 2003, Pediatrix Medical Group, Inc. issued a press release regarding its earnings for the first quarter ended March 31, 2003. A copy of the press release is filed as an exhibit to this report on Form 8-K and incorporated by reference herein.

ITEM 7(C). EXHIBITS

                               See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: May 6, 2003                              PEDIATRIX MEDICAL GROUP, INC.

                                                  By: /s/ KARL B. WAGNER
                                                     -------------------------
                                                     Karl B. Wagner
                                                     Chief Financial Officer



                                        3



                                  EXHIBIT INDEX

Exhibit No.  Description

99.1         Press Release dated May 6, 2003.